Energy Efficiency Reimagined NASDAQ: TGEN Year-End 2017 Earnings Review March 21, 2018

Participants Co-Chief Executive Officer, DirectorJohn Hatsopoulos Co-Chief Executive OfficerBenjamin Locke President & Chief Operating OfficerRobert Panora Chief Accounting OfficerBonnie Brown 2

Safe Harbor Statement This presentation and accompanying documents contain “forward-looking statements” which may describe strategies, goals, outlooks or other non-historical matters, or projected revenues, income, returns or other financial measures, that may include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "could," "likely," or "may" and similar expressions intended to identify forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. In addition to those factors described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q under “Risk Factors”, among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth. In addition to GAAP financial measures, this presentation includes certain non-GAAP financial measures, including adjusted EBITDA which excludes certain expenses as described in the presentation. We use Adjusted EBITDA as an internal measure of business operating performance and believe that the presentation of non-GAAP financial measures provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance by eliminating items that vary from period to period without correlation to our core operating performance and highlights trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. 3

Earnings Call Agenda John Hatsopoulos Introduction Benjamin Locke Why Tecogen Year-End 2017 Review Recent Achievements Market and Regulatory Developments Robert Panora Emissions Update Bonnie Brown Financial Review Benjamin Locke Opportunities and Outlook Q&A 4

Heat, Power, and/or Cooling that is Advanced Modular Cogeneration Systems Cheaper Industry leading efficiency Cleaner Lower emissions thanks to efficiency and emissions technology More reliable Real time monitoring enables prompt service All of Tecogen’s equipment is powered by internal combustion engines that use clean, abundant natural gas and is equipped with Tecogen’s patented Ultera emissions system 5

Sustained Positive Financial Results Record annual revenue in 2017 of $33.2 million Sustained step change to profitability achieved in 3Q’16 Six consecutive quarters of positive operational results Adjusted EBITDA of $1.1 million for the year, $533K in 4Q’17 Adjusted EBITDA is defined as net income (loss) attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, stock based compensation expense, and one-time merger related expenses. -$1,500 -$1,000 -$500 $0 $500 $1,000 20 14 Q1 20 14 Q2 20 14 Q3 20 14 Q4 20 15 Q1 20 15 Q2 20 15 Q3 20 15 Q4 20 16 Q1 20 16 Q2 20 16 Q3 20 16 Q4 20 17 Q1 20 17 Q2 20 17 Q3 20 17 Q4 Adjusted EBITDA Quarterly with T4Q Average (dotted line) - $Thousands Sustained step change to profitability 6

$ in thousands 4Q’17 4Q’16 YoY Chg 2017 2016 YoY Chg Comments Revenue Products $ 4,642 $ 3,196 45.2% $ 12,991 $ 10,722 21.2% Chiller sales drive record product revenue Service 4,118 3,915 5.2% 16,377 13,768 19.0% Gaining traction with turnkey installation Energy Production 1,504 0 N/A 3,834 0 N/A Seasonality impacts 4Q results Total Revenue 10,264 7,111 44.3% 33,203 24,490 35.6% Record core revenue plus energy production revenue Gross Profit 3,795 2,704 40.4% 12,954 9,301 39.3% Operating Earnings (Loss) 308 46 569.8% 225 (997) 122.6% Sustainable and growing business model Adjusted EBITDA 533 160 232.9% 1,103 (503) 319.4% Net Income (Loss) $ 269 $ 5 5803.9% $ 47 $ (1,096) 104.3% Record quarter drives full year to positive net income Gross Margin: % Products and Services 37% 38% 38% 38% Targeting sustained gross margin of 35-40% Energy Production 35% N/A 47% N/A Results in-line with long term expectations of ~35% Total Gross Margin 37% 38% 39% 38% Positive Net Income for FY 2017 Positive net income for the full year Consistently strong core gross margin Record quarterly product revenue 7 Record quarterly net income

Recent Achievements Over the last 18 months the core company has proven itself to be a viable, profitable, and scalable business 8 Self Sustaining and growing cash flow Backlog at record levels Balance sheet almost entirely debt free Acquisition of American DG Energy Enables company to reinvest in itself to drive growth Primary driver of revenue growth Provides opportunity to pursue a working capital line of credit Source of stable high margin revenue

Product and Installation Backlog Year-end 2017 Backlog by Customer Record quarter-end backlog of $15.7 million on 12/31/17 versus $11.1 million on 12/31/16. Backlog as of 3/20/18 at $17.4 million 9 Multi-Unit Residential 50% Hospitality & Recreation 4% Other 13% Industrial & Manufacturing 11% Education 3% Health Care 19% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2013 2014 2015 2016 2017 $ thousands Backlog at Year-end Backlog related Revenue

Market and Regulatory Developments Market Developments Indoor agriculture important driver of near term growth Exhibiting potential to be a major long term market Cultivating and deepening sales relationships across industry channels ESCOs, building management companies, engineering companies, energy efficiency consultants Third party interest in undertaking onsite utility projects (OSUs) with Tecogen products Low cost of capital Ability to take advantage of depreciation tax shield Increasing focus on microgrids for resiliency Regulatory Developments Incentive programs strongly supported NYSERDA, NJ SmartStart Federal tax policy Renewal of investment tax credit (ITC) in recent budget bill Accelerated depreciation Utilities improving views of cogeneration Changing regulations for grid support capability of CHP systems Examples: frequency response, demand management, battery storage charging and discharging SCAQMD declares Ultera-level emissions to be best available control technology (BACT) for stationary non-emergency ICE-powered generators Sets an example for other Air Districts to follow 10

Emissions Update Topics 11 Topics of Discussion Fork trucks Automotive Stationary Standby generator program Best Available Control Technology (BACT) in South Coast Air Quality Management District (SCAQMD) Potential new SoCal sale

Emissions Update: Fork Truck Integration 12 PERC research grant for application of Ultera to propane fork trucks Integrated under counterweight with existing exhaust components Exceptional test results 99% CO reduction 58% THC reduction 24% NOx reduction Near Zero NOx levels achievable with simple engine control tuning (reprogramming) Visit to Tecogen by manufacturer planned for late April Design fits well within existing architecture and does not require significant reengineering

Emissions Update: Fork Truck Test Results 13 0 100 200 300 400 500 600 700 800 900 1000 250 300 350 400 450 500 550 600 650 700 750 800 850 900 950 1000 CO [pp m ] Runtime [sec] Pre Ultera System Post Ultera System 400 F (204 C) Ultera Temperature Heavy Lift Test* 0 10 2 3 4 5 6 70 80 90 100 250 300 350 400 450 500 550 600 650 700 750 800 850 900 950 1000 NO x [pp m ] Runtime [sec] Pre Ultera System Post Ultera System 400 F (204 C) Ultera Temperature *Note: THC reduction is 58% based on average concentration

Emissions Update: Fork Truck Test Results 14 0 200 400 600 800 1000 1200 1400 1600 1800 2000 1100 1160 1220 1280 1340 CO [pp m ] Runtime [sec] CO - Pre Ultera CO - Post Ultera Low NOx Tuning Test (low loading) 0 10 20 30 40 50 60 70 80 90 100 1100 1160 1220 1280 1340 NO x [pp m ] Runtime [sec] NOx - Pre Ultera NOx - Post Ultera

Ultera Emissions Technology 15 Mobile Emissions Applications Dissolution of ULTRATEK joint venture is complete Tecogen now owns 100% of patents and other intellectual property. Received $1.6 million in cash Tecogen self-funding Phase 1 of three-phase program with a major R&D institution Testing of advanced catalyst formations Four-month project expected to run until April / May Optimistic about obtaining funds to continue with Phases 2 and 3 Application underway for government grant (California) In discussions with several private sources Stationary Emissions Applications Regulatory update in southern California New Best Available Control Technology (BACT) standard adopted by South Coast Air Quality Management District (SCAMQD) Non-emergency engine-driven generators Based on review of Ultera emission system by regulators Potential for adoption by other regulatory bodies Standby generator retrofit program Retrofitted machines continue to be operational Passing weekly / monthly compliance tests Renewed interest in Ultera at water district Increased activity in request for sales quotes

Year-End 2017 Financial Metrics: Revenues, Margins, Growth Four diverse revenue streams Record product sales Long term service contracts provide steadily improving cash flow Turnkey installation through Tecogen service operations facilitates both product sales and service revenue Energy production via ADGE sites provides stable and reliable cash flow Maintained total gross margin near 40% 16 $ in thousands 2017 2016 YoY Growth 2017 % of Total Rev Revenue Cogeneration $ 8,186 $ 7,795 5.0% 24.7% Chiller (includes HEWH) 4,806 2,928 64.1% 14.5% Total Product Revenue 12,991 10,722 21.2% 39.1% Service Contracts and Parts 8,697 8,541 1.8% 26.2% Installation Services 7,680 5,227 46.9% 23.1% Total Service Revenue 16,377 13,768 19.0% 49.3% Enery Production 3,834 0 N/A 11.5% Total Revenue $ 33,203 $ 24,490 35.6% 100.0% Cost of Sales Products $ 8,012 $ 7,189 11.4% Services 10,202 8,000 27.5% Energy Production 2,035 0 N/A Total Cost of Sales $ 20,248 $ 15,190 33.3% Gross Profit $ 12,954 $ 9,301 39.3% Net Income (Loss) attributable to Tecogen Inc. $ 47 $ (1,096) 104.3% Gross Margin Products 38.3% 33.0% Services 37.7% 41.9% Aggregate Products and Services 38.0% 38.0% Energy Production 46.9% N/A Overall 39.0% 38.0% >20% product revenue growth Record breaking revenues Contribution from ADG sites

Consistent Financial Progress *Adjusted EBITDA is defined as net income (loss) attributable to Tecogen Inc, adjusted for interest, depreciation and amortization, stock based compensation expense and merger related expenses. Steady growth in the backlog translates directly to revenue and bottom-line growth 17 Year Ended December 31 $ in thousands 2017 2016 Non-GAAP financial disclosure Net income (loss) attributable to Tecogen Inc. $ 47 $ (1,096) Interest expense, net 127 164 Depreciation & amortization, net 588 264 EBITDA 763 (668) Stock based compensation 184 166 Merger related expenses 156 0 Adjusted EBITDA* $ 1,103 $ (503) Quarter Ended December 31 $ in thousands 2017 2016 Non-GAAP financial disclosure Net income attributable to Tecogen Inc. $ 269 $ 5 Interest expense, net 33 41 Depreciation & amortization, net 185 65 EBITDA 487 111 Stock based compensation 45 49 Merger related expenses 0 0 Adjusted EBITDA* $ 533 $ 160 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 De c-1 4 Ma r-1 5 Jun - 15 Se p-1 5 De c-1 5 Ma r-1 6 Jun - 16 Se p-1 6 De c-1 6 Ma r-1 7 Jun - 17 Se p-1 7 De c-1 7 Weekly BacklogData: Product and Installation Services $ thousands

$0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 20 14 Q1 20 14 Q2 20 14 Q3 20 14 Q4 20 15 Q1 20 15 Q2 20 15 Q3 20 15 Q4 20 16 Q1 20 16 Q2 20 16 Q3 20 16 Q4 20 17 Q1 20 17 Q2 20 17 Q3 20 17 Q4 Revenues: Trailing 4 Quarters Products Services Energy Production (ADGE) $ thousands 30% 34% 38% 42% 46% 50% 20 14 Q1 20 14 Q2 20 14 Q3 20 14 Q4 20 15 Q1 20 15 Q2 20 15 Q3 20 15 Q4 20 16 Q1 20 16 Q2 20 16 Q3 20 16 Q4 20 17 Q1 20 17 Q2 20 17 Q3 20 17 Q4 Trailing 4 Quarters (%) G&A and Selling Costs as % of Revenue Gross Margin Consistent Financial Progress Energy production revenue acquired in May, 2017 Declining operating costs as a percent of revenue demonstrates scalability with revenue growth 18

2018 Outlook Continue to reinvest cash flow in the core business to drive revenue and gross profit growth Consider various financing opportunities to accelerate growth Move forward with development of Ultera technology, focusing initially on fork trucks Open to opportunistic acquisitions Take proactive advantage of evolving utility environment Energy Efficiency Reimagined 19

Q&A Company Information Tecogen, Inc 45 First Ave Waltham, MA 02451 www.Tecogen.com Contact information John Hatsopoulos, Co-CEO 781.622.1122 John.Hatsopoulos@Tecogen.com Jeb Armstrong, Director of Capital Markets 781.466.6413 Jeb.Armstrong@Tecogen.com 20